UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 13, 2013

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UNITED CONTINENTAL HOLDINGS, INC.
UNITED AIRLINES, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-06033	36-2675207
Delaware	001-10323	74-2099724
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

233 S. Wacker Drive, Chicago, IL	60606
233 S. Wacker Drive, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

(312) 997-8000
(312)-997-8000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 13, 2013, United Continental Holdings, Inc. (the “Company”), United Airlines, Inc. (“United”), a wholly-owned subsidiary of the Company, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), entered into a Second Supplemental Indenture (the “Second Supplemental Indenture”) to the Amended and Restated Indenture, dated as of January 11, 2013 (the “Indenture”), among the Company, United and the Trustee under which the Company’s 6% Notes due 2026, 6% Notes due 2028 and 8% Notes due 2024 (collectively, the “Notes”) are outstanding.  The Second Supplemental Indenture, among other things, amended and restated the covenants in the Indenture that restrict dividends and certain other payments by the Company and its restricted subsidiaries (as defined in the Indenture), restrict the incurrence of indebtedness by the Company and its restricted subsidiaries and provide for the designation of restricted and unrestricted subsidiaries of the Company so that these covenants would be substantially the same as the corresponding covenants in the indenture for the Company’s 6.375% Senior Notes due 2018, which were issued in May 2013.  In addition, the Second Supplemental Indenture eliminated the covenant in the Indenture that limited the ability of restricted subsidiaries of the Company to pay dividends and make certain other payments.  The Second Supplemental Indenture was entered into at the request of the Pension Benefit Guaranty Corporation (the "PBGC"), the sole beneficial owner of the Notes pursuant to a contractual right of the PBGC to make such a request.

The foregoing description is qualified in its entirety by reference to the Second Supplemental Indenture, which is attached as an exhibit hereto and is incorporated herein by reference and to the Indenture, which is attached as Exhibit 4.6 to our Annual Report on Form 10-K for the year ended December 31, 2012 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description
4.1

Second Supplemental Indenture, dated as of September 13, 2013, among United Continental Holdings, Inc., as Issuer, United Airlines, Inc., as Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED CONTINENTAL HOLDINGS, INC. UNITED AIRLINES, INC.

Date: September 19, 2013	By	/s/ Gerald Laderman
Gerald Laderman
Senior Vice President Finance and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
4.1

Second Supplemental Indenture, dated as of September 13, 2013, among United Continental Holdings, Inc., as Issuer, United Airlines, Inc., as Guarantor, and The Bank of New York Mellon Trust Company, N.A., as Trustee.